UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MORGAN STANLEYASIA-PACIFIC FUND, INC.

MORGAN STANLEY CHINA A SHARE FUND, INC.

MORGAN STANLEY EASTERN EUROPE FUND, INC.

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.

MORGAN STANLEY EMERGING MARKETS FUND, INC.

MORGAN STANLEY INCOME SECURITIES INC.

MORGAN STANLEY INDIA INVESTMENT FUND, INC.

THE LATIN AMERICAN DISCOVERY FUND, INC.

THE THAI FUND, INC.

THE TURKISH INVESTMENT FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORGAN STANLEY ASIA-PACIFIC FUND, INC.
MORGAN STANLEY CHINA A SHARE FUND, INC.
MORGAN STANLEY EASTERN EUROPE FUND, INC.
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS FUND, INC.
MORGAN STANLEY INCOME SECURITIES INC.
MORGAN STANLEY INDIA INVESTMENT FUND, INC.
THE LATIN AMERICAN DISCOVERY FUND, INC.
THE THAI FUND, INC.
THE TURKISH INVESTMENT FUND, INC.

c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, NY 10036

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given of the Annual Meetings of Stockholders (the "Meetings") of each of the funds listed above (each a "Fund" and collectively, the "Funds"), to be held on June 17, 2014, at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, New York, NY 10036 at the following times, and any adjournments or postponements thereof:

Conference Room R
Morgan Stanley Asia-Pacific Fund, Inc. ("APF")	8:30 a.m.
The Thai Fund, Inc. ("TTF")	8:50 a.m.
Morgan Stanley China A Share Fund, Inc. ("CAF")	9:10 a.m.
Morgan Stanley India Investment Fund, Inc. ("IIF")	9:30 a.m.
Morgan Stanley Emerging Markets Fund, Inc. ("MSF")	9:50 a.m.
Morgan Stanley Eastern Europe Fund, Inc. ("RNE")	10:10 a.m.
The Turkish Investment Fund, Inc. ("TKF")	10:10 a.m.
Conference Room C
The Latin American Discovery Fund, Inc. ("LDF")	8:50 a.m.
Morgan Stanley Emerging Markets Debt Fund, Inc. ("MSD")	9:30 a.m.
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. ("EDD")	9:30 a.m.
Morgan Stanley Income Securities Inc. ("ICB")	9:50 a.m.

The Meetings are held for the following purposes:

1.  To elect Directors of the Funds, each to serve until the year 2017 annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal as provided by statute or the applicable charter.

2.  To consider and act upon any other business as may properly come before the Meetings or any adjournment or postponement thereof.

Only stockholders of record of a particular Fund at the close of business on April 10, 2014, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments or postponements thereof.

  MARY E. MULLIN
  Secretary

Dated: May 5, 2014

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card in order that the necessary quorum may be represented at the Meetings. The enclosed envelope requires no postage if mailed in the United States. Certain stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETINGS OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2014:

The Joint Proxy Statement for the Annual Meetings of Stockholders is available on the Internet at the website address located on the enclosed Proxy Card.

MORGAN STANLEY ASIA-PACIFIC FUND, INC. ("APF")
MORGAN STANLEY CHINA A SHARE FUND, INC. ("CAF")
MORGAN STANLEY EASTERN EUROPE FUND, INC. ("RNE")
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. ("MSD")
MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC. ("EDD")
MORGAN STANLEY EMERGING MARKETS FUND, INC. ("MSF")
MORGAN STANLEY INCOME SECURITIES INC. ("ICB")
MORGAN STANLEY INDIA INVESTMENT FUND, INC. ("IIF")
THE LATIN AMERICAN DISCOVERY FUND, INC. ("LDF")
THE THAI FUND, INC. ("TTF")
THE TURKISH INVESTMENT FUND, INC. ("TKF")

c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, NY 10036

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished by the Board of Directors (each a "Board" and collectively, the "Boards") of each of the funds listed above (each a "Fund" and collectively, the "Funds") in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of each Fund (each a "Meeting" and collectively, the "Meetings") to be held on June 17, 2014, at 522 Fifth Avenue, 3rd Floor, New York, NY 10036. It is expected that the Notice of Annual Meetings of Stockholders, Joint Proxy Statement and Proxy Card will first be mailed to stockholders of the Funds ("Stockholders") on or about May 5, 2014. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meetings of Stockholders.

If the enclosed form of Proxy for a Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meetings, the proxies named therein will vote the shares of common stock with respect to the Funds (collectively, the "Shares") represented by it in accordance with the instructions marked thereon. Unmarked proxies submitted by Stockholders will be voted FOR each of the nominees for election as Director of that Fund as set forth in the accompanying Notice of Annual Meetings of Stockholders and this Joint Proxy Statement. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated Proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a Proxy. In order to revoke a Proxy in person, Stockholders must submit a subsequent Proxy. Stockholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meetings must obtain a legal proxy from their broker and present it at the Meetings to the inspector of elections.

The Board has fixed the close of business on April 10, 2014 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments or postponements thereof. On that date, the following number of Shares of each Fund were outstanding and entitled to vote:

APF	14,009,528	Shares
CAF	21,881,465	Shares
RNE	3,366,202	Shares
MSD	23,009,807	Shares
EDD	70,585,657	Shares
MSF	14,551,752	Shares
ICB	8,967,025	Shares
IIF	15,738,127	Shares
LDF	6,827,694	Shares
TTF	12,831,679	Shares
TKF	5,177,864	Shares

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Funds or officers and regular employees of Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the investment adviser for each Fund and the administrator for each Fund, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. The transfer agent services for each Fund are currently provided by Computershare Trust Company, N.A. (the "Transfer Agent" or "Computershare"). Computershare may make telephone calls to Stockholders to remind them to vote at a cost of up to $2,000 per Fund.

Stockholders may be able to authorize proxies to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Joint Proxy Statement. The Internet procedures are designed to authenticate a Stockholder's identity to allow Stockholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Stockholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, Computershare may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any Proposal other than to refer to the recommendations of the Board. Each Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Stockholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Stockholder.

Each Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2013 (September 30, 2013 for ICB and October 31, 2013 for EDD and TKF) to any Stockholder of such Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, Morgan Stanley Closed-End Funds, c/o Computershare, P.O. Box 30170, College Station, TX 77842-3170, by calling toll-free (800) 231-2608 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

MSIM serves as each Fund's administrator. The business address of MSIM is 522 Fifth Avenue, New York, NY 10036. State Street Bank and Trust Company serves as sub-administrator to the Funds. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. To the extent information relating to common ownership is available to the Funds, a Stockholder that owns record Shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such Stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a Stockholder that beneficially owns Shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such Stockholder is a beneficial owner. If the proposed election of Directors is approved by Stockholders of one Fund and disapproved by Stockholders of other Funds, the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal. Thus, it is essential that Stockholders complete, date, sign and return each enclosed Proxy Card or vote by telephone or the Internet as indicated in each Fund's Proxy Card.

Only one Proxy Statement will be delivered to multiple Stockholders sharing an address, unless a Fund has received contrary instructions. Each Fund will furnish, upon written or oral request, a separate copy of the Joint Proxy Statement to a Stockholder at a shared address to which a single Joint Proxy Statement was delivered. Requests for a separate Joint Proxy Statement, and notifications to a Fund that a Stockholder wishes to receive separate copies in the future, should be made in writing to the respective Fund, Morgan Stanley Closed-End Funds, c/o Computershare, P.O. Box 30170, College Station, TX 77842-3170, or by calling toll-free (800) 231-2608. Multiple Stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 231-2608.

The Board of Directors of each Fund recommends that you vote "FOR" the election of the nominees as Directors for that Fund as set forth in Proposal No. 1 of the Notice of Annual Meetings of Stockholders and this Joint Proxy Statement. Your vote is important. Please return your Proxy Card promptly no matter how many Shares you own.

ELECTION OF DIRECTORS
(Proposal No. 1)

At the Meetings, Stockholders will be asked to consider the election of the nominees named below as Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Stockholders, for the election of:

(i)  Kathleen A. Dennis, Joseph J. Kearns, Michael E. Nugent and Fergus Reid as Class I Directors for a term expiring in 2017, for all Funds except IIF and ICB;

(ii)  Ravindranath Santosh Kumar Hazareesing and Mamode Izam Nathadkhan as Class II Directors for a term expiring in 2017, for IIF; and

(iii)  Frank L. Bowman, Michael Bozic and James F. Higgins as Class I Directors for a term expiring in 2017, for ICB.

Pursuant to each Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. The Directors of each Fund and their designated Class are shown below.

	Class I	Class II	Class III
All Funds(1) (except IIF and ICB)	Kathleen A. Dennis Joseph J. Kearns Michael E. Nugent Fergus Reid	Michael Bozic Michael F. Klein W. Allen Reed	Frank L. Bowman James F. Higgins Manuel H. Johnson
IIF(2)	Fergus Reid	Ravindranath Santosh	M.J. Marcel Vivian
		Kumar Hazareesing Mamode Izam Nathadkhan	Descroizilles Joseph J. Kearns
ICB(3)	Frank L. Bowman Michael Bozic James F. Higgins	Kathleen A. Dennis Manuel H. Johnson Joseph J. Kearns Fergus Reid	Michael F. Klein Michael E. Nugent W. Allen Reed

(1)  Only the Directors currently in Class I are being considered for election at this Meeting with respect to all Funds except IIF and ICB.

(2)  Only the Directors currently in Class II are being considered for election at this Meeting with respect to IIF.

(3)  Only the Directors currently in Class I are being considered for election at this Meeting with respect to ICB.

Pursuant to each Fund's By-Laws, each Director holds office until the expiration of his or her term and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal as provided by statute or the applicable charter.

Board Structure and Oversight Function

Each Board's leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of Board of Directors of each Fund and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board of Directors of each Fund. The Chairperson also presides at all meetings of the Board of Directors of each Fund and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings.

The Board of Directors of each Fund operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Funds and Fund Stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Directors of each Fund (except IIF) has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee. The Board of Directors of IIF has established two standing committees: (1) Audit Committee and (2) Governance Committee. The Audit Committee, the Governance Committee and the Closed-End Fund Committee are comprised exclusively of Independent Directors. The Compliance and Insurance Committee and the Investment Committee are each comprised of Independent Directors and one interested Director, James F. Higgins. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Funds. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Board Meetings and Committees" below.

Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of each Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Funds. In addition, appropriate personnel, including but not limited to the Funds' Chief Compliance Officer, members of the Funds' administration and accounting teams, representatives from the Funds' independent registered public accounting firm, the Funds' Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Funds' activities and related risks to the Board of Directors of each Fund and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect a Fund. Moreover, the Board recognizes that it may be necessary for the Funds to bear certain risks (such as investment risk) to achieve their investment objective.

As needed between meetings of the Board of Directors of each Fund, the Board or a specific committee receives and reviews reports relating to the Funds and engages in discussions with appropriate parties relating to the Funds' operations and related risks.

Board Meetings and Committees

The Board of Directors of each Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each Audit Committee is charged with recommending to the full Board the engagement or discharge of each Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Fund's system of internal controls; and reviewing the valuation process. Each Fund has adopted a formal, written Audit Committee Charter, which is attached hereto as Exhibit A.

The members of the Audit Committee of each Fund other than IIF are currently Joseph J. Kearns, Michael F. Klein, Michael E. Nugent and W. Allen Reed. The members of IIF's Audit Committee are currently Mamode Izam Nathadkhan, Joseph J. Kearns, Ravindranath Santosh Kumar Hazareesing, M.J. Marcel Vivian Descroizilles and Fergus Reid. None of the members of the Funds' Audit Committees is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of any of the Funds (with such disinterested Directors being "Independent Directors" or individually, an "Independent Director"). Each Independent Director is also "independent" from each Fund as defined under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of all of the Funds is Joseph J. Kearns.

The Board of Directors of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises each Fund's Board with respect to Board composition, procedures and committees, develops and recommends to each Fund's Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of each Fund's Board of Directors and any Board committees and oversees periodic evaluations of each Fund's Board and its committees. Each Fund has adopted a formal, written Governance Committee Charter, which is attached hereto as Exhibit B. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for each Fund. The members of the Governance Committee of each Fund other than IIF are Kathleen A. Dennis and Fergus Reid, each of whom is an Independent Director. The members of IIF's Governance Committee are currently Mamode Izam Nathadkhan, Ravindranath Santosh Kumar Hazareesing, Joseph J. Kearns, M.J. Marcel Vivian Descroizilles and Fergus Reid, each of whom is an Independent Director. The Chairperson of each Fund's Governance Committee is Fergus Reid.

None of the Funds has a separate nominating committee. While each Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of each Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid, for all Funds other than IIF, and Mamode Izam Nathadkhan, Ravindranath Santosh Kumar Hazareesing, Joseph J. Kearns, M.J. Marcel Vivian Descroizilles and Fergus Reid for IIF) participates in the selection and nomination of candidates for election as Independent Directors for the respective Funds for which the Independent Director serves. Persons recommended by each Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the

Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from Stockholders to the Board. Nominations from Stockholders should be in writing and sent to the Independent Directors as described below under "Stockholder Communications."

The Board of each Fund (other than IIF) formed a Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee of each Fund currently consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. The Chairperson of the Compliance and Insurance Committee of each Fund is Michael Bozic. The Compliance and Insurance Committee has a Sub-Committee to review and monitor the insurance coverage maintained by the Funds. The Chairperson of the Insurance Sub-Committee of each Fund is Frank L. Bowman.

Each Fund (other than IIF) has an Investment Committee that oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee of each Fund is Manuel H. Johnson.

The Investment Committee of each Fund (other than IIF) has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)  Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

The Board of each Fund (other than IIF) formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Closed-End Fund Committee of each Fund is Michael E. Nugent.

During each Fund's fiscal year ended December 31, 2013 (September 30, 2013 for ICB and October 31, 2013 for EDD and TKF), the Board of Directors held the following meetings:

	Number of Meetings
	All Funds (except IIF, ICB, EDD and TKF)	IIF	ICB	EDD	TKF
Board of Directors	7	5	6	7	7
Committee/Sub-Committee:
Audit Committee	4	4	4	4	4
Governance Committee	4	4	4	4	4
Compliance and Insurance Committee	4	N/A	4	4	4
Insurance Sub-Committee	1	N/A	1	1	1
Investment Committee	5	N/A	5	5	5

	Number of Meetings
	All Funds (except IIF, ICB, EDD and TKF)	IIF	ICB	EDD	TKF
Equity Sub-Committee	5	N/A	5	5	5
Fixed Income Sub-Committee	5	N/A	5	5	5
Money Market and Alternatives Sub-Committee	5	N/A	5	5	5
Closed-End Fund Committee	4	N/A	4	4	4

For the fiscal years ended September 30, 2013 and October 31, 2013, each current Director other than W. Allen Reed attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he or she served, held during the time such Director was a member of the Board. For the fiscal year ended December 31, 2013, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he or she served, held during the time such Director was a member of the Board. For annual Stockholder meetings, Directors may, but are not required to, attend the meetings; and for each Fund's last annual Stockholder meeting, none of the Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to each Fund's Board of Directors. Stockholders should send communications intended for each Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director below. Other Stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Boards only at management's discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a Director of the Funds if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for that Fund, the persons named as proxies on the Proxy Cards will vote for such persons as the Board of Directors of the Fund may recommend.

Information Regarding Directors and Nominee Directors

Each Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board of each Fund has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of a Fund. In addition, the Board of each Fund believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing a Fund and protecting the interests of Stockholders. Information about a Fund's Governance Committee and Board of Director nomination process is provided above under the caption "Board Meetings and Committees."

The Directors of the Funds, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Frank L. Bowman† (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of each of the Funds (except IIF)	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Michael Bozic† (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of each of the Funds (except IIF)	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis† (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of each of the Funds (except IIF)	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
M.J. Marcel Vivian Descroizilles (65) c/o Cim Fund Services, Ltd. Rogers House 5 President John Kennedy St. Port-Louis, Mauritius	Director of IIF only	Since April 2006	Business Consultant since 2006; formerly, Managing Director of Société du Port (May-November 2006); Consultant, Total Outre Mer SA Paris (January-May 2006); Managing Director and General Manager of Esso Mauritius Ltd., a wholly-owned affiliate of ExxonMobil Corp. (February 1996-December 2005).	1	Independent director of a number of companies in Mauritius, including publicly quoted Rogers & Co. Ltd. (2006-2012) and Cim Financial Services Ltd. (since 2013).
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director of each of the Funds (except IIF)	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission;) formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns† (71) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director of each of the Funds	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of each of the Funds (except IIF)	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC.; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Ravindranath Santosh Kumar Hazareesing† (64) c/o Cim Fund Services, Ltd. Rogers House 5 President John Kennedy St. Port-Louis, Mauritius	Director of IIF only	Since July 2003	Self-employed Management Consultant.	1	None.
Mamode Izam Nathadkhan† (57) c/o Cim Fund Services, Ltd. Rogers House 5 President John Kennedy St. Port-Louis, Mauritius	Director of IIF only	Since March 2011	Managing Partner, Nathadkhan Associates (Associated with Jeffreys Henry International) (since 2001); Chairman of Audit Committee and Director of Standard Bank (Mauritius) Ltd (since 2004); Agent of French Companies (since 2006).	1	None.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Michael E. Nugent† (77) 522 Fifth Avenue New York, NY 10036	Director of each of the Funds (except IIF) and Chairperson of the Boards of each of the Funds (except IIF)	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of each of the Funds (except IIF)	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid† (81) c/o Joe Pietryka, Inc. 85 Charles Colman Boulevard Pawling, NY 12564	Director of each of the Funds	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund complex managed by JP Morgan Investment Management Inc.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Interested Director
James F. Higgins#† (66) One New York Plaza New York, NY 10004	Director of each of the Funds (except IIF)	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

#  "Interested person" of the Fund within the meaning of the 1940 Act.

†  Nominee for election as a Director of one or more Funds at the Meetings.

No Director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Name, Address and Age	Position(s) Held with the Funds and Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) for MSIM's Long Only business.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one year term and until his or her successor is chosen and qualifies.

Experience, Qualifications and Attributes. The Board of each Fund has concluded, based on each Director's experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA, the U.S. Naval Submarine League, the American Shipbuilding Suppliers Association and as Chairman of the charity J Street Cup Golf. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs

(1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Executive Officer of the Merchandise Group, and with nearly 20 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Mr. Descroizilles has gained extensive experience in business, accounting and financial matters through his prior service as Managing Director of Esso Mauritius Ltd. and as Senior Internal Auditor of the Royal Dutch Shell Group of Companies. In addition, Mr. Descroizilles is a fellow of the Institute of Chartered Accountants in England and Wales.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of various Morgan Stanley Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management,

LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Hazareesing has experience in accounting and financial matters through his service as a Senior Auditor in an accounting firm. In addition, Mr. Hasareesing has served as a Management Consultant since 2003.

With over 30 years of experience in the accounting profession, Mr. Nathadkhan has gained extensive experience regarding accounting and financial matters. In addition to his position as a Director of the Fund, Mr. Nathadkhan currently serves as Managing Partner of Nathadkhan Associates, a public accounting and tax advisory firm, and has previously served as an Audit, Tax and Legal Partner at KPMG.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chairperson of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JPMorgan Funds complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also previously served on the boards of other companies in the financial services industry, including AXA Financial, Inc. and AXA Equitable Life Insurance Company.

The Directors' principal occupations during the past five years or more are shown in the above tables.

The table set forth below includes information regarding the dollar ranges of beneficial ownership of Shares in each Fund and in certain registered investment companies, including the Funds, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the "Family of Investment Companies") owned by the Directors of the Funds and each nominee for election as a Director, as of December 31, 2013. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the applicable Fund's Shares as of December 31, 2013.

Dollar Range of Equity Securities in the Funds

Name of Directors	APF	CAF	RNE	MSD	EDD	MSF	ICB	IIF	LDF	TTF	TKF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Bowman	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Bozic	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Dennis	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Descroizilles	None	None	None	None	None	None	None	None	None	None	None	None
Hazareesing	None	None	None	None	None	None	None	None	None	None	None	None
Johnson	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Kearns(1)	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Klein	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Nathadkhan	None	None	None	None	None	None	None	None	None	None	None	None
Nugent	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Reed(1)	$10,001- $50,000	None	None	$1- $10,000	$10,001- $50,000	None	None	None	None	None	None	Over $100,000
Reid(1)	None	None	None	None	None	None	None	Over $100,000	None	None	None	Over $100,000
Interested Director
Higgins	None	None	None	None	None	None	None	None	None	None	None	$1- $10,000

(1)  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the various Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the plan.

Compensation of Directors and Officers

Effective January 1, 2014, for each Fund (other than IIF), each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $230,000 ($220,000 prior to January 1, 2014) for serving as a Director of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other

Committee and Sub-Committee Chairpersons (except for the Chairperson of the Closed-End Fund Committee) receive an additional annual retainer fee of $31,500. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/ portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/ portfolios. Michael E. Nugent receives a total annual retainer fee of $460,000 ($440,000 prior to January 1, 2014) for his services as Chairperson of the Boards of the Morgan Stanley Funds (except IIF) and for administrative services provided to each Board.

IIF pays each of its Directors an annual fee of $25,000. The non-Mauritian Independent Directors of IIF receive a fee of $10,000 for each meeting such Director attends in Mauritius.

Each Fund also reimburses Directors for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board. Directors of each Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Funds for their services as Director.

Effective April 1, 2004, the Funds began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of each Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation payable to each of the Fund's Directors as of each Fund's fiscal year-end, as well as the total compensation payable to each Director for the calendar year ended December 31, 2013 by all of the funds and by other U.S. registered investment companies advised by the Adviser or any investment companies that have an investment adviser that is an affiliated person of the Adviser (collectively, the "Fund Complex") for their services as Directors of such investment companies.

	APF(2)	CAF(2)	RNE(2)	MSD(2)	EDD(2)	MSF(2)	ICB(2)(3)	IIF	LDF(2)	TTF(2)	TKF(2)	Total Compensation from Funds and Fund Complex Paid to Directors(3)
Independent Directors(1)
Bowman	$668	$1,036	$134	$605	$2,591	$504	$364		$229	$744	$230	$251,500
Bozic	$656	$1,017	$131	$594	$2,545	$495	$358		$225	$731	$226	$251,500
Dennis	$668	$1,036	$134	$605	$2,591	$504	$364		$229	$744	$230	$251,500
Descroizilles								$30,250				$30,250
Hazareesing								$30,250				$30,250
Johnson	$739	$1,144	$148	$668	$2,864	$557	$403		$253	$822	$255	$283,000
Kearns(3)	$780	$1,208	$156	$705	$3,023	$588	$425	$40,250	$267	$868	$269	$339,000
Klein	$668	$1,036	$134	$605	$2,591	$504	$364		$229	$744	$230	$251,500
Nathadkhan								$30,250				$30,250
Nugent	$1,148	$1,779	$230	$1,039	$4,452	$866	$626		$393	$1,279	$396	$440,000
Reed(2)(3)	$497	$791	$100	$436	$1,882	$372	$265		$166	$571	$168	$188,625
Reid(3)	$656	$1,017	$131	$594	$2,545	$495	$358	$30,250	$225	$731	$226	$281,750
Interested Directors
Higgins	$576	$892	$115	$521	$2,232	$434	$314		$197	$641	$198	$220,000

(1)  Includes all amounts paid for serving as Director of the Funds as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  Mr. Reed deferred all compensation from the Funds (except IIF) during the fiscal year ended December 31, 2013 (September 30, 2013 with regard to ICB and October 31, 2013 with regard to EDD and TKF).

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2013 before deferral by the Directors under the DC Plan. As of December 31, 2013, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $616,245, $1,379,775 and $739,593, respectively. Because the funds in the Fund Complex have different fiscal year-ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of certain Morgan Stanley Funds (the "Adopting Funds"), including ICB, had adopted a retirement program under which an Independent Trustee/Director who retired after serving for at least five years as an Independent Trustee/Director of any such fund (an "Eligible Trustee/Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee/Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee/Director's retirement as shown in the table below.

There were no pension or retirement benefits accrued as part of any Fund's expenses, except ICB. The following tables illustrate the retirement benefits accrued to the Fund's Independent Directors by ICB for the fiscal year ended September 30, 2013 and by the Adopting Funds for the calendar year ended December 31, 2013, and the estimated retirement benefits for the Independent Directors from ICB as of September 30, 2013 and from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement(1)
Name of Independent Directors:	ICB	By All Adopting Funds	ICB	By All Adopting Funds
Michael Bozic(2)	$25	$(12,584)	$997	$43,940
Manuel H. Johnson	$672	$30,205	$1,451	$64,338
Michael E. Nugent(2)	$(126)	$(9,647)	$1,299	$57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

(2)  Messrs. Bozic's and Nugent's retirement expenses are negative due to the fact that their expenses have been overaccrued.

The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A majority of the votes cast means that the number of votes cast "for" a nominee's election exceeds the number of votes "withheld" with respect to that nominee (with abstentions, if any, not counting as votes "for" or "withheld"). With respect to each Fund, except for TTF, the presence in person or by proxy of Stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. With respect to TTF, the presence in person or by proxy of Stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions, if any, will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting. See "Additional Information."

The Board of Directors of each Fund recommends that you vote "FOR" the election of the nominees as Directors for that Fund set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding Shares at April 10, 2014. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission (the "Commission").

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
APF	1607 Capital Partners, LLC 4991 Lake Brook Dr., Suite 125 Glen Allen, Virginia 23060	2,553,831 Shares with sole voting power and sole dispositive power(1)	14.45%
	Amica Mutual Insurance Company 100 Amica Way Lincoln, Rhode Island 02865	1,722,820 Shares with sole voting power and sole dispositive power(2)	9.75%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	1,572,910 Shares with sole voting power and 1,737,710 Shares with sole dispositive power(3)	9.34%
	Yale University Investments Office 230 Prospect Street New Haven, Connecticut 06511-2107	3,006,755 Shares with sole voting power and sole dispositive power(4)	8.30%
	The Goldman Sachs Group, Inc. 200 West Street New York, NY 10282	1,094,074 Shares with shared voting power and shared dispositive power(5)	6.20%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
CAF	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	2,960,291 Shares with sole voting power and 3,229,091 Shares sole dispositive power(6)	14.76%
RNE	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	1,361,646 Shares with shared voting power and shared dispositive power(7)	40.40%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	256,905 Shares with sole voting power and sole dispositive power(8)	7.44%
MSD	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,702,203 Shares with shared dispositive power with respect to each of First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation(9)	15.64%
	Wells Fargo & Company 420 Montgomery Street San Francisco, California 94163	1,304,268 Shares with shared voting power and 1,743,263 Shares with shared dispositive power(10)	7.37%
EDD	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,570,091 Shares with shared dispositive power with respect to First Trust Portfolios L.P.; 44,910 Shares with shared voting power and 4,615,001 Shares with shared dispositive power with respect to each of First Trust Advisors L.P. and The Charger Corporation(11)	6.37%
MSF	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	1,665,799 Shares with shared voting power and shared dispositive power(12)	11.50%
	Amica Mutual Insurance Company 100 Amica Way Lincoln, Rhode Island 02865	763,358 Shares with sole voting power and sole dispositive power(13)	5.24%
ICB	1607 Capital Partners, LLC 4991 Lake Brook Dr., Suite 125 Glen Allen, Virginia 23060	645,007 Shares with sole voting power and sole dispositive power(14)	7.18%
	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	624,350 Shares with shared dispositive power(15)	6.92%
IIF	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	3,010,855 Shares with shared voting power and shared dispositive power(16)	18.70%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
LDF	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	1,709,250 Shares with shared voting power and shared dispositive power(17)	25.00%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	999,047 Shares with sole voting power and sole dispositive power(18)	14.51%
TTF	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	2,815,999 Shares with shared voting power and shared dispositive power(19)	22.00%
	Cascade Investment, L.L.C. 2365 Carillon Point Kirkland, WA 98033 Bill & Melinda Gates Foundation Trust Melinda French Gates 500 Fifth Avenue North Seattle, WA 98119 William H. Gates III One Microsoft Way Redmond, WA 98052	772,022 Shares with sole voting power with respect to William H. Gates III as the sole member of Cascade Investment, L.L.C.; 274,254 Shares with shared dispositive power with respect to Bill & Melinda Gates Foundation Trust, William H. Gates III as the sole member of Cascade Investment, L.L.C. and Melinda French Gates(20)	8.20%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	951,895 Shares with sole voting power and sole dispositive power(21)	6.31%
	1607 Capital Partners, LLC 4991 Lake Brook Dr., Suite 125 Glen Allen, Virginia 23060	753,536 Shares with sole voting power and sole dispositive power(22)	5.87%

(1)  Based on a Schedule 13G/A filed with the Commission on February 14, 2014.

(2)  Based on a Schedule 13G filed with the Commission on February 14, 2014.

(3)  Based on a Schedule 13G/A filed with the Commission on February 14, 2014.

(4)  Based on a Schedule 13G/A filed with the Commission on January 24, 2003.

(5)  Based on a Schedule 13G filed with the Commission on February 13, 2014.

(6)  Based on a Schedule 13G/A filed with the Commission on February 14, 2014.

(7)  Based on a Schedule 13G/A filed with the Commission on February 14, 2014.

(8)  Based on a Schedule 13G/A filed with the Commission on February 14, 2014.

(9)  Based on a Schedule 13G/A filed with the Commission on January 21, 2014.

(10)  Based on a Schedule 13G/A filed with the Commission on January 28, 2014.

(11)  Based on a Schedule 13G/A filed with the Commission on February 6, 2014.

(12)  Based on a Schedule 13G/A filed with the Commission on February 14, 2014.

(13)  Based on a Schedule 13G filed with the Commission on February 14, 2014.

(14)  Based on a Schedule 13G filed with the Commission on February 14, 2014.

(15)  Based on a Schedule 13G/A filed with the Commission on January 13, 2014.

(16)  Based on a Schedule 13G/A filed with the Commission on January 10, 2014.

(17)  Based on a Schedule 13G/A filed with the Commission on February 14, 2014.

(18)  Based on a Schedule 13G/A filed with the Commission on February 14, 2014.

(19)  Based on a Schedule 13G/A filed with the Commission on February 10, 2014.

(20)  Based on a Schedule 13G filed with the Commission on March 28, 2014.

(21)  Based on a Schedule 13G/A filed with the Commission on February 14, 2014.

(22)  Based on a Schedule 13G/A filed with the Commission on February 14, 2014.

As of April 10, 2014, the aggregate number of Shares of each Fund owned by the Funds' officers and Directors as a group was less than one percent of each Fund's outstanding Shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that each Fund's executive officers and Directors, and beneficial owners of more than 10% of its Shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Funds, the Funds believe that during the past fiscal year all of its officers, Directors and greater than 10% beneficial holders complied with all applicable filing requirements.

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee (all Funds except IIF)

At meetings held on May 29-30, 2013, the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as the independent registered public accounting firm for each Fund for the fiscal year ending December 31, 2014 (October 31, 2014 for EDD and TKF and September 30, 2014 for ICB). Each Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Public Company Accounting Oversight Board's Ethics and Independence Rule 3526 and has discussed with Ernst & Young LLP its independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

Each Fund's financial statements for its most recent fiscal year were audited by Ernst & Young LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the Board of Directors that the audited financial statements for each Fund's most recent fiscal year-end be included in the Fund's most recent annual report to Stockholders and the Fund's annual report filed with the Commission.

Joseph J. Kearns, Chairperson of the Audit Committee Michael E. Nugent, Member of the Audit Committee W. Allen Reed, Member of the Audit Committee Michael F. Klein, Member of the Audit Committee

Report of the Audit Committee of IIF only

At a meeting held on December 11, 2013, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2014. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Public Company Accounting Oversight Board's Ethics and Independence Rule 3526 and has discussed with Ernst & Young LLP its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

The Fund's financial statements for the fiscal year ended December 31, 2013 were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2013 be included in the Fund's most recent annual report to Stockholders and the Fund's annual report filed with the Commission.

Joseph J. Kearns, Chairperson of the Audit Committee
Mamode Izam Nathadkhan, Member of the Audit Committee
Ravindranath Santosh Kumar Hazareesing, Member of the
Audit Committee
Fergus Reid, Member of the Audit Committee
M.J. Marcel Vivian Descroizilles, Member of the Audit Committee

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Fund's financial statements for the fiscal years ended December 31, 2013 and 2012 (September 30, 2013 and 2012 for ICB and October 31, 2013 and 2012 for EDD and TKF) are set forth below.

	2013	2012
APF	$55,588	$70,200
CAF	$55,661	$66,600
RNE	$55,462	$82,000
MSD	$85,276	$88,700
EDD	$76,064	$86,800
MSF	$75,445	$93,900
ICB	$44,977	$34,335
IIF	$90,628	$106,900
LDF	$55,462	$82,000
TTF	$55,696	$53,800
TKF	$55,314	$50,700

Audit-Related Fees

There were no fees billed by Ernst & Young LLP related to the annual audit of a Fund's financial statements for the fiscal years ended December 31, 2013 and 2012 (September 30, 2013 and 2012 for ICB and October 31, 2013 and 2012 for EDD and TKF).

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for each Fund for the fiscal years ended December 31, 2013 and 2012 (September 30, 2013 and 2012 for ICB, and October 31, 2013 and 2012 for EDD and TKF) are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

	2013	2012
APF	$3,765	$3,380
CAF	$3,765	$3,380
RNE	$3,765	$3,380
MSD	$3,765	$3,380
EDD	$3,765	$3,380
MSF	$3,765	$3,920
ICB	$3,765	$5,558
IIF	$4,366	$3,380
LDF	$3,765	$3,380
TTF	$3,765	$3,380
TKF	$3,765	$3,380

All Other Fees

There were no fees billed by Ernst & Young LLP for any other products and services not set forth above for each Fund for the fiscal years ended December 31, 2013 and 2012 (September 30, 2013 and 2012 for ICB, and October 31, 2013 and 2012 for EDD and TKF).

Audit Committee Pre-approval

Each Fund's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires each Fund's Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Ernst & Young LLP billed each of the Funds fees for the fiscal year ended December 31, 2013 (September 30, 2013 for ICB, and October 31, 2013 for EDD and TKF) were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser were:

	2013	2012
Fiscal year end 12/31(1):	$101,000	$723,998
Fiscal year end 10/31(2):	$6,883,455	$854,099
Fiscal year end 9/30(3):	$6,883,455	$854,099

(1)  APF, CAF, RNE, MSD, MSF, IIF, TTF, LDF

(2)  EDD, TKF

(3)  ICB

These fees related to services such as performance attestation. There were no audit-related fees during these periods for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the Processing of Transactions by Service Organizations."

The Audit Committee of each Fund, as applicable, has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

ADDITIONAL INFORMATION

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of Stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund. In the event that the necessary quorum to transact business or the vote required to approve or reject any Proposal for any Fund is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's Shares present in person or by Proxy at the Meeting. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals with respect to a Fund are not received, Proxies (including abstentions and broker "non-votes," if any) would be voted in favor of one or more adjournments of the Meeting with respect to such Proposal to permit further solicitation of Proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of Stockholders. Abstentions, if any, are not counted as votes "for" or "withheld."

Abstentions and broker "non-votes," if any, will not count as votes cast but will be deemed to be present at the Meeting of any Fund for purposes of determining a quorum. Broker "non-votes" are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

A Stockholder's Proposal intended to be presented at a Fund's Annual Meeting of Stockholders in 2015 must be received by such Fund on or before January 5, 2015 in order to be included in the Fund's proxy statement and Proxy Card relating to that meeting. Any Stockholder who desires to bring a Proposal at a Fund's Annual Meeting of Stockholders in 2015, without including such Proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 19, 2015 and not later than April 18, 2015, in the manner and form required by that Fund's By-Laws. Each Fund will furnish, without charge, a copy of its By-Laws to any Stockholder of such Fund requesting such By-Laws.

Requests for a Fund's By-Laws should be made in writing to the respective Fund, c/o Morgan Stanley Investment Management, 522 Fifth Avenue, Legal Department-4th Floor, New York, NY 10036.

  MARY E. MULLIN
  Secretary

Dated: May 5, 2014

Stockholders of a Fund who do not expect to be present at the Meeting for that Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card for the Fund and returning it in the enclosed envelope. No postage is required if mailed in the United States.

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APPENDIX A

JOINT CHARTER
OF THE
AUDIT COMMITTEE
OF THE
MORGAN STANLEY FUNDS

ADOPTED ON JULY 31, 2003
AND
AS AMENDED ON FEBRUARY 20, 2007, FEBRUARY 24, 2009, JUNE 17, 2010,
JUNE 6, 2011, JUNE 27 AND 28, 2012 AND MAY 22, 2013 WITH RESPECT TO
INDIA INVESTMENT FUND, MAY 29, 2013 WITH RESPECT TO ALL
MORGAN STANLEY FUNDS EXCEPT INDIA INVESTMENT FUND,
AND DECEMBER 10 AND 11, 2013.

The Boards of Directors/Trustees (collectively, the "Board") of the investment companies (each a "Fund" and collectively, the "Funds") advised or managed by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (together, the "Adviser") listed on the attached Exhibit A has adopted and approved this charter for the audit committee of the Board (the "Audit Committee").(1)

1.  Structure And Membership of the Audit Committee

1.01.  Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303A.01 and 303A.02 (2) and (3); (b) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Board or Committees of the Board.

The Audit Committee shall consist of not less than three members of the Board.

The Audit Committee shall have a Chairperson. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Audit Committee and shall engage in such other activities on behalf of the Audit Committee as shall be determined from time to time by the Audit Committee. The Audit Committee will, periodically, meet separately with management, with internal auditors and with independent auditors to perform its oversight functions. The Audit Committee will also generally discuss policies in place with respect to risk assessment and risk management of the Funds.

The Chairperson and members of the Audit Committee shall be appointed by the Governance Committee of the Funds in consultation with the Board. As part of the annual Board self evaluation, the Audit Committee members will evaluate the performance of the Audit Committee.

(1)  Solely for the sake of clarity and simplicity, this Charter has been drafted as if there is a single Committee and a single Board. The terms "Committee," "Directors/Trustees" and "Board" mean the Committee, Directors/Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Committee, Directors/Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Exhibit A-1

1.02.  Financially Literate

Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Board in its business judgment.

1.03.  Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an "audit committee financial expert," as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6) and in Section 407 of the Sarbanes-Oxley Act of 2002, as amended (the "SOX Act").

2.  Auditor Independence

An independent public accounting firm may serve as a Fund's auditor (the "Auditor") only if it complies with all of the independence requirements set forth in Regulation S-X under the Securities Act of 1933 and the Public Company Accounting Oversight Board's ("PCAOB") Ethics and Independence Rule 3526, subject to such exceptions, not prohibited by law, as the Audit Committee may allow. The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and the PCAOB's Ethics and Independence Rule 3526, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund's other service providers.

3.  Registration with PCAOB

The Auditor must be registered with the PCAOB.

4.  Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.  Duties and Powers of Audit Committee

5.01.  The Audit Committee shall have the duty and power to:

•  make recommendations to the Board regarding selection of the Auditor;

•  oversee and evaluate the work of the Auditor;

•  require the Auditor to report directly to the Audit Committee;

•  determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•  pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the SOX Act and rules promulgated by the Securities and Exchange Commission (the "SEC") under the SOX Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix A); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee's responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund

Exhibit A-2

required by the Securities Exchange Act of 1934); and provided further, that pre-approval of services may be waived pursuant to a de minimus exception allowed by SEC rules, as construed by the Board's independent counsel;

•  consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, are compatible with maintaining the Auditor's independence;

•  review the written certification regarding the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•  require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, PCAOB or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund's financial statements with the SEC, the Auditor shall provide an update of any changes;

•  review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Auditing Standard No. 16 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund's financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•  consider and discuss the timing and process for all Lead Audit Partner rotation requirements with the Auditor;

•  review arrangements for annual and special audits and the scope of such audits with the Fund's independent accountants;

•  review and discuss the Fund's audited and semi-annual financial statements with Fund management;

•  review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund's annual report;

•  to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund's proxy statement;

•  review legal and regulatory matters presented by counsel and the Fund's Auditor that may have a material impact on the Fund's financial statements;

Exhibit A-3

•  consider with the Auditor their comments with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•  receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•  establish procedures for the confidential, anonymous submission by employees and officers of the Funds or their affiliates or others of concerns or complaints regarding any accounting, internal audit controls or audit matter and the retention of records related to the retention and treatment of such concerns in accordance with the requirements of the SOX Act and Section 922 of the Dodd-Frank Wall Street Reform and Consumer Protection Act;

•  oversee any (a) disagreements and/or (b) resolutions to disagreements between management of a Fund and the Fund's Auditor regarding financial reporting;

•  require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund; and

•  perform such other functions consistent with this Audit Committee Charter, the Fund's Articles of Incorporation, the Fund's Declaration of Trust, the Fund's By-laws, or the Fund's partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

•  Report to the Board on the results of the activities of the Audit Committee and make certain recommendations, as necessary.

5.02.  In connection with Valuation(2), the Audit Committee shall have the duty and power to

•  develop a sufficient knowledge of the valuation process and of the Adviser's Valuation Procedures (the "Valuation Procedures") in order to carry out its responsibilities;

•  review information provided by the Adviser or other advisers regarding industry developments in connection with valuation and pricing. The Committee may make recommendations to the Board of the Funds with respect to the Valuation Procedures based upon such review;

•  review reports of actions of periodic Adviser Valuation Committee and all Adviser Ad Hoc Valuation Committee meetings;

(2)  With respect to the Morgan Stanley India Investment Fund, Inc., the full Board did not delegate the responsibility for oversight of valuation to the Audit Committee. Therefore, this section related to valuation is not considered part of the charter for purposes of the Morgan Stanley India Investment Fund, Inc.

Exhibit A-4

•  review the reports described in the Valuation Procedures and other information from the Adviser Valuation Committee and Adviser Ad Hoc Valuation Committee regarding fair value determinations made pursuant to the Valuation Procedures. The Committee shall report to and make recommendations to the Board of the Funds in connection with such reports;

•  review and recommend to the Board any proposed amendments to the Valuation Procedures;

•  review, at least annually, the Valuation Procedures and methodologies utilized in the valuation of portfolio securities of the Funds;

•  review, as the Committee is informed by the Adviser, (a) any material changes in the pricing services and/or methodology utilized by a pricing service retained by the Funds and/or (b) any issue or significant problems that may have arisen with any such methodology and/or pricing services; and

•  cause the Chairman of the Audit Committee to receive reports from the Adviser between Audit Committee meetings respecting significant valuation issues believed by the Adviser to materially impact a Fund's net asset value.

5.03.  Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds' independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.04.  Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to (a) conduct "field work" or other types of auditing or accounting reviews or procedures, (b) perform an audit or (c) act in any way as a substitute for management or assume management's responsibilities. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial, valuation and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of each Fund's financial statements and is ultimately accountable to the Audit Committee.

6.  Meetings of the Audit Committee

The Audit Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Audit Committee but no less frequently than quarterly, including to approve the scope of the proposed audit of a Fund's financial statements by the Auditors and to review the report of the Auditors following such audit. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

Exhibit A-5

7.  Interim Actions by the Audit Committee

From time to time, the Audit Committee may delegate to the Chairperson or other designated Audit Committee member the responsibility to act, on an interim basis between meetings of the Audit Committee or Board, on audit and valuation related matters, including but not limited to, specifically, approval of annual financial statements, provided that the Audit Committee or Board is not required by this Charter or law to take such actions or is not prevented by this Charter or law from delegating such actions. In addition, interim actions may also be taken by written consent of the Audit Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Audit Committee.

8.  Minutes of Meetings; Reporting the Board

The Audit Committee shall cause to be made and kept minutes of its meetings. The Audit Committee shall report to the Board its activities, findings and recommendations.

9.  Review of Charter

The Audit Committee shall review this Audit Committee Charter at least annually, and shall recommend any changes to the Board. This Audit Committee Charter may be amended only by the Board, with the approval of a majority of the independent Directors/Trustees.

Exhibit A-6

EXHIBIT A

MORGAN STANLEY FUNDS
DECEMBER 10 AND 11, 2013

EQUITY FUNDS

Open End Equity Funds

1.  Morgan Stanley Multi Cap Growth Trust ("Multi Cap Growth")

2.  Morgan Stanley European Equity Fund Inc. ("European Equity")

3.  Morgan Stanley Focus Growth Fund ("Focus Growth")

4.  Morgan Stanley Global Infrastructure Fund ("Global Infrastructure")

5.  Morgan Stanley Select Dimensions Investment Series ("Select Dimensions")

•  Global Infrastructure Portfolio

•  Mid Cap Growth Portfolio

6.  Morgan Stanley Variable Investment Series ("Variable Investment")

•  Multi Cap Growth Portfolio

•  European Equity Portfolio

•  Global Infrastructure Portfolio

7.  Morgan Stanley Institutional Fund, Inc. ("Institutional Fund Inc.")

•  Active International Allocation Portfolio

•  Advantage Portfolio

•  Asian Equity Portfolio

•  Growth Portfolio

•  Emerging Markets Portfolio

•  Frontier Emerging Markets Portfolio

•  Global Advantage Portfolio

•  Global Discovery Portfolio

•  Global Franchise Portfolio

•  Global Insight Portfolio

•  Global Opportunity Portfolio

•  Global Real Estate Portfolio

•  Global Quality

•  Insight Portfolio

•  International Advantage Portfolio

•  International Equity Portfolio

•  International Opportunity Portfolio

•  International Real Estate Portfolio

•  International Small Cap Portfolio

•  Multi-Asset Portfolio

•  Opportunity Portfolio

•  Select Global Infrastructure Portfolio

•  Small Company Growth Portfolio

•  Total Emerging Markets Portfolio

•  U.S. Real Estate Portfolio

8.  Morgan Stanley Institutional Fund Trust ("Institutional Fund Trust")

•  Global Strategist Portfolio(3)

•  Mid Cap Growth Portfolio

9.  The Universal Institutional Funds, Inc. ("Universal Funds")

•  Growth Portfolio

•  Emerging Markets Equity Portfolio

•  Global Franchise Portfolio

•  Global Real Estate Portfolio

•  Global Tactical Asset Allocation Portfolio

•  Mid Cap Growth Portfolio

•  Small Company Growth Portfolio

•  U.S. Real Estate Portfolio

Closed-End Equity Funds

1.  Morgan Stanley Asia-Pacific Fund, Inc. ("Asia-Pacific Fund")

2.  Morgan Stanley China A Share Fund, Inc. ("China A Fund")

3.  Morgan Stanley Eastern Europe Fund, Inc. ("Eastern Europe")

4.  Morgan Stanley Emerging Markets Fund, Inc. ("Emerging Markets Fund")

5.  The Latin American Discovery Fund, Inc. ("Latin American Discovery")

6.  The Thai Fund, Inc. ("Thai Fund")

7.  The Turkish Investment Fund, Inc. ("Turkish Investment")

8.  Morgan Stanley India Investment Fund, Inc. ("India Investment Fund")

(3)  Formerly Balanced Portfolio

FIXED INCOME FUNDS

Open End Fixed Income Funds

1.  Morgan Stanley Global Fixed Income Opportunities Fund ("Global Fixed Income Opportunities")

2.  Morgan Stanley Limited Duration U.S. Government Trust ("Limited Duration Government")

3.  Morgan Stanley Mortgage Securities Trust ("Mortgage Securities")

4.  Morgan Stanley U.S. Government Securities Trust ("Government Securities")

5.  Morgan Stanley Select Dimensions Investment Series ("Select Dimensions")

•  Flexible Income Portfolio

6.  Morgan Stanley Variable Investment Series ("Variable Investment")

•  Income Plus Portfolio

•  Limited Duration Portfolio

7.  Morgan Stanley Institutional Fund, Inc. ("Institutional Fund Inc.")

•  Emerging Markets Domestic Debt Portfolio(4)

•  Emerging Markets External Debt Portfolio

8.  Morgan Stanley Institutional Fund Trust ("Institutional Fund Trust")

•  Core Fixed Income Portfolio

•  Core Plus Fixed Income Portfolio

•  Corporate Bond Portfolio

•  High Yield Portfolio

•  Limited Duration Portfolio

9.  The Universal Institutional Funds, Inc. ("Universal Funds")

•  Core Plus Fixed Income Portfolio

•  Emerging Markets Debt Portfolio

Closed-End Fixed Income Funds

1.  Morgan Stanley Emerging Markets Debt Fund, Inc. ("Emerging Markets Debt")

2.  Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. ("Emerging Markets Domestic Debt")

3.  Morgan Stanley Income Securities Inc. ("Income Securities")

MONEY MARKET FUNDS

1.  Active Assets Government Securities Trust ("AA Government")

2.  Active Assets Institutional Government Securities Trust ("AA Institutional Government")

3.  Active Assets Institutional Money Trust ("AA Institutional Money")

4.  Active Assets Money Trust ("AA Money")

(4)  Formerly Emerging Markets Debt Portfolio

5.  Morgan Stanley Liquid Asset Fund Inc. ("Liquid Asset")

6.  Morgan Stanley U.S. Government Money Market Trust ("Government Money")

7.  Active Assets California Tax-Free Trust ("AA California")

8.  Active Assets Tax-Free Trust ("AA Tax-Free")

9.  Morgan Stanley California Tax-Free Daily Income Trust ("California Tax-Free Daily")

10.  Morgan Stanley New York Municipal Money Market Trust ("New York Money")

11.  Morgan Stanley Tax-Free Daily Income Trust ("Tax-Free Daily")

12.  Morgan Stanley Select Dimensions Investment Series ("Select Dimensions")

•  Money Market Portfolio

13.  Morgan Stanley Variable Investment Series ("Variable Investment")

•  Money Market Portfolio

14.  Morgan Stanley Institutional Liquidity Funds ("Liquidity Funds")

•  Government Portfolio

•  Government Securities Portfolio

•  Money Market Portfolio

•  Prime Portfolio

•  Tax-Exempt Portfolio

•  Treasury Portfolio

•  Treasury Securities Portfolio

ALTERNATIVE FUNDS

Funds of Hedge Funds

1.  Alternate Investment Partners Absolute Return Fund ("Absolute Return Fund")

2.  Alternative Investment Partners Absolute Return Fund STS ("Absolute Return STS")

3.  AIP Multi-Strategy Fund A ("Multi-Strategy A")

4.  AIP Multi-Strategy Fund P ("Multi-Strategy P")

5.  Morgan Stanley Institutional Fund of Hedge Funds LP ("Institutional Fund of Hedge Funds")

6.  Morgan Stanley Global Long/Short Fund A ("Global/Long Short A")

7.  Morgan Stanley Global Long/Short Fund P ("Global/Long Short P")

8.  AIP Macro Registered Fund A ("Macro Registered A")

9.  AIP Macro Registered Fund P ("Macro Registered P")

Open–End Funds of Funds

1.  AIP Series Trust ("AIP Series")

•  AIP Dynamic Alternative Strategies Fund ("Dynamic Alternative Strategies")

APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(5)

1.  Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

(5)  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.  Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.  Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.  Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.  Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.  All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.  Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.  Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund's Chief Financial Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.  Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB's Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Pre-Approved Audit Services for the period from July 1, 2013 through June 30, 2014

Dated:  May 22, 2013 with respect to India Investment Fund, and May 29, 2013 with respect to all Morgan Stanley Funds, excluding India Investment Fund.

Service Range of Fees

	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	See list of fees to be distributed at the meeting**	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit related" services rather than "audit" services)

	*	*
Attest procedures not required by statute or regulation	*	*
Services associated with registration statement with Japanese regulatory authorities, including issuance of consent and opinion for Morgan Stanley Asia-Pacific Fund	$15,000	*

Services associated with filing the financial statements of Morgan Stanley India Investment Fund, Inc. with the Financial Services Commission (FSC) in Mauritius, including issuance of an opinion. The fees associated with these services are included in the overall audit fee for Morgan Stanley India Investment Fund, Inc.

	N/A	N/A
Services associated with audit of the Thai Investment Plan in Thailand, including issuance of an opinion.	$10,000	N/A
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	See list of fees to be distributed at the meeting**	N/A
Identification of Passive Foreign Investment Companies	$150,000	*

Pre-Approved Audit Services for the period from July 1, 2013 through June 30, 2014

Dated:  May 22, 2013 with respect to India Investment Fund, and May 29, 2013 with respect to all Morgan Stanley Funds, excluding India Investment Fund.

Service Range of Fees

	The Fund(s)	Covered Entities
Foreign Tax Services—Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$450,000	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund's tax compliance function)	*	*
The Morgan Stanley China A Share Fund can not repatriate money from China without an audit of the local (Chinese) books and records related to the A share investments. This is performed in mainland China by D&T.	*	$50,000
Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing	*	*
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*  Aggregate fees related to the pre-approved services will be limited to 10% of the 2013/2014 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

**  Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

Dated:  May 22, 2013 with respect to India Investment Fund, and May 29, 2013 with respect to all Morgan Stanley Funds, excluding India Investment Fund.

• Bookkeeping or other services related to the accounting records or financial statements of the audit client

• Financial information systems design and implementation

• Appraisal or valuation services, fairness opinions or contribution-in-kind reports

• Actuarial services

• Internal audit outsourcing services

• Management functions

• Human resources

• Broker-dealer, investment adviser or investment banking services

• Legal services

• Expert services unrelated to the audit

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EXHIBIT B

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED ON JULY 31, 2003
AND
AS AMENDED ON FEBRUARY 20, 2007,
JUNE 17, 2010, JUNE 27 AND 28, 2012,
AND
MAY 29, 2013

1.  MISSION STATEMENT

The Governance Committee (the "Governance Committee") is a committee of the Board of Trustees/Directors (referred to herein as the "Trustees" and collectively, the "Board") of each Fund listed in the attached Exhibit A(1). The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and function as the Nominating Committee and Compensation Committee for purposes of Section 303A.04 and 303A.05 of the New York Stock Exchange Listed Company Manual and recommend candidates for nomination by the Independent Trustees (as defined below); (2) appoint members of each standing committee and sub-committee of the Board; (3) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and Committee policies and procedures; and (4) oversee periodic evaluations of the Board and any Committees of the Board.

2.  COMPOSITION

The Governance Committee shall be comprised of two or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee Chairperson shall also be designated by the full Board. From time to time the Chairman of the Board may participate in and vote at Governance Committee meetings. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Governance Committee and shall engage in such other activities on behalf of the Governance Committee as shall be determined from time to time by the Governance Committee.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (1) is independent as defined in Sections 303A.01 and 303A.02 of the New York Stock Exchange Listed Company Manual; (2) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"); and (3) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or their investment adviser or any affiliated person of the adviser, other than fees from the Fund for

(1)  This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms "Governance Committee," "Trustees" and "Board" mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Exhibit B-1

serving as a member of the Board or Committees of the Board. Such independent directors or trustees are referred to herein as the "Independent Trustees."

3.  MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee may fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee, in its discretion, may request members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Governance Committee but no less frequently than quarterly. Members of the Governance Committee may participate in a meeting of the Governance Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

4.  AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

5.  GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee.

a.  Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.  evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii.  recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE") as applicable to the Fund; and

iii.  review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

b.  Selection, Nomination of Committee Members

Exhibit B-2

The Governance Committee shall appoint members of each standing committee and sub-committee of the Board, and shall appoint persons as chairperson and, if desired, deputy chairperson, of each such committee and sub-committee in consultation with the Board. Evaluation by the Governance Committee of a person as a potential committee or sub-committee member shall include the factors set forth above under "Board Candidates and Nominees," to the extent that such factors are applicable or relevant. An individual may be nominated to serve on more than one committee or sub-committee of the Board.

c.  Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.  monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)  trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX Act") and the rules thereunder, the 1940 Act, and the NYSE;

(2)  trustee/director duties and responsibilities;

(3)  trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)  trustee/director orientation and continuing education;

ii.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX Act, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board; and

iii.  consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

d.  Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

Exhibit B-3

6.  INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

7.  INTERIM ACTIONS BY THE GOVERNANCE COMMITTEE

From time to time, the Governance Committee may delegate to the Chairperson or other designated Governance Committee member the responsibility to act, on an interim basis between meetings of the Governance Committee or Board, on governance related matters, provided that the Governance Committee or Board is not required by this Joint Governance Committee Charter or law to take such actions. In addition, interim actions may be taken by written consent of the Governance Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Governance Committee.

8.  MINUTES OF MEETINGS; REPORTING TO THE BOARD

The Governance Committee shall cause to be made and kept minutes of its meetings. The Governance Committee shall report to the Board its activities, findings and recommendations.

9.  REVIEW OF JOINT GOVERNANCE COMMITTEE CHARTER

The Governance Committee shall review this Joint Governance Committee Charter at least annually, and shall recommend any changes to the Board. This Joint Governance Committee Charter may be amended only by the Board, with the approval of a majority of the Independent Trustees.

Exhibit B-4

EXHIBIT A

MORGAN STANLEY FUNDS
May 29, 2013

EQUITY FUNDS

Open End Equity Funds

1.  Morgan Stanley Multi Cap Growth Trust ("Multi Cap Growth")

2.  Morgan Stanley European Equity Fund Inc. ("European Equity")

3.  Morgan Stanley Focus Growth Fund ("Focus Growth")

4.  Morgan Stanley Global Infrastructure Fund ("Global Infrastructure")

5.  Morgan Stanley Select Dimensions Investment Series ("Select Dimensions")

•  Growth Portfolio

•  Multi Cap Growth Portfolio

•  Focus Growth Portfolio

•  Global Infrastructure Portfolio

•  Mid Cap Growth Portfolio

6.  Morgan Stanley Variable Investment Series ("Variable Investment")

•  Multi Cap Growth Portfolio

•  European Equity Portfolio

•  Global Infrastructure Portfolio

7.  Morgan Stanley Institutional Fund, Inc. ("Institutional Fund Inc.")

•  Active International Allocation Portfolio

•  Advantage Portfolio

•  Asian Equity Portfolio

•  Growth Portfolio

•  Emerging Markets Portfolio

•  Frontier Emerging Markets Portfolio

•  Global Advantage Portfolio

•  Global Discovery Portfolio

•  Global Franchise Portfolio

•  Global Insight Portfolio

•  Global Opportunity Portfolio

•  Global Real Estate Portfolio

•  Insight Portfolio

•  International Advantage Portfolio

•  International Equity Portfolio

•  International Opportunity Portfolio

•  International Real Estate Portfolio

•  International Small Cap Portfolio

•  Multi-Asset Portfolio

•  Opportunity Portfolio

•  Select Global Infrastructure Portfolio

•  Small Company Growth Portfolio

•  Total Emerging Markets Portfolio

•  U.S. Real Estate Portfolio

8.  Morgan Stanley Institutional Fund Trust ("Institutional Fund Trust")

•  Global Strategist Portfolio(2)

•  Mid Cap Growth Portfolio

9.  The Universal Institutional Funds, Inc. ("Universal Funds")

•  Growth Portfolio

•  Emerging Markets Equity Portfolio

•  Global Franchise Portfolio

•  Global Real Estate Portfolio

•  Global Tactical Asset Allocation Portfolio

•  Mid Cap Growth Portfolio

•  Small Company Growth Portfolio

•  U.S. Real Estate Portfolio

Closed-End Equity Funds

1.  Morgan Stanley Asia-Pacific Fund, Inc. ("Asia-Pacific Fund")

2.  Morgan Stanley China A Share Fund, Inc. ("China A Fund")

3.  Morgan Stanley Eastern Europe Fund, Inc. ("Eastern Europe")

4.  Morgan Stanley Emerging Markets Fund, Inc. ("Emerging Markets Fund")

5.  The Latin American Discovery Fund, Inc. ("Latin American Discovery")

6.  The Thai Fund, Inc. ("Thai Fund")

7.  The Turkish Investment Fund, Inc. ("Turkish Investment")

(2)  Formerly Balanced Portfolio

FIXED INCOME FUNDS

Open End Fixed Income Funds

1.  Morgan Stanley Global Fixed Income Opportunities Fund ("Global Fixed Income Opportunities")

2.  Morgan Stanley Limited Duration U.S. Government Trust ("Limited Duration Government")

3.  Morgan Stanley Mortgage Securities Trust ("Mortgage Securities")

4.  Morgan Stanley U.S. Government Securities Trust ("Government Securities")

5.  Morgan Stanley Select Dimensions Investment Series ("Select Dimensions")

•  Flexible Income Portfolio

6.  Morgan Stanley Variable Investment Series ("Variable Investment")

•  Income Plus Portfolio

•  Limited Duration Portfolio

7.  Morgan Stanley Institutional Fund, Inc. ("Institutional Fund Inc.")

•  Emerging Markets Domestic Debt Portfolio(3)

•  Emerging Markets External Debt Portfolio

8.  Morgan Stanley Institutional Fund Trust ("Institutional Fund Trust")

•  Core Fixed Income Portfolio

•  Core Plus Fixed Income Portfolio

•  Corporate Bond Portfolio

•  High Yield Portfolio

•  Limited Duration Portfolio

9.  The Universal Institutional Funds, Inc. ("Universal Funds")

•  Core Plus Fixed Income Portfolio

•  Emerging Markets Debt Portfolio

Closed-End Fixed Income Funds

1.  Morgan Stanley Emerging Markets Debt Fund, Inc. ("Emerging Markets Debt")

2.  Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. ("Emerging Markets Domestic Debt")

3.  Morgan Stanley Income Securities Inc. ("Income Securities")

(3)  Formerly Emerging Markets Debt Portfolio

MONEY MARKET FUNDS

1.  Active Assets Government Securities Trust ("AA Government")

2.  Active Assets Institutional Government Securities Trust ("AA Institutional Government")

3.  Active Assets Institutional Money Trust ("AA Institutional Money")

4.  Active Assets Money Trust ("AA Money")

5.  Morgan Stanley Liquid Asset Fund Inc. ("Liquid Asset")

6.  Morgan Stanley U.S. Government Money Market Trust ("Government Money")

7.  Active Assets California Tax-Free Trust ("AA California")

8.  Active Assets Tax-Free Trust ("AA Tax-Free")

9.  Morgan Stanley California Tax-Free Daily Income Trust ("California Tax-Free Daily")

10.  Morgan Stanley New York Municipal Money Market Trust ("New York Money")

11.  Morgan Stanley Tax-Free Daily Income Trust ("Tax-Free Daily")

12.  Morgan Stanley Select Dimensions Investment Series ("Select Dimensions")

•  Money Market Portfolio

13.  Morgan Stanley Variable Investment Series ("Variable Investment")

•  Money Market Portfolio

14.  Morgan Stanley Institutional Liquidity Funds ("Liquidity Funds")

•  Government Portfolio

•  Government Securities Portfolio

•  Money Market Portfolio

•  Prime Portfolio

•  Tax-Exempt Portfolio

•  Treasury Portfolio

•  Treasury Securities Portfolio

ALTERNATIVE FUNDS

Funds of Hedge Funds

1.  Alternate Investment Partners Absolute Return Fund ("Absolute Return Fund")

2.  Alternative Investment Partners Absolute Return Fund STS ("Absolute Return STS")

3.  AIP Multi-Strategy Fund A ("Multi-Strategy A")

4.  AIP Multi-Strategy Fund P ("Multi-Strategy P")

5.  Morgan Stanley Institutional Fund of Hedge Funds LP ("Institutional Fund of Hedge Funds")

6.  Morgan Stanley Global Long/Short Fund A ("Global/Long Short A")

7.  Morgan Stanley Global Long/Short Fund P ("Global/Long Short P")

8.  AIP Macro Registered Fund A ("Macro Registered A")

9.  AIP Macro Registered Fund P ("Macro Registered P")

Open-End Funds of Funds

1.  AIP Series Trust ("AIP Series")

•  AIP Dynamic Alternative Strategies Fund ("Dynamic Alternative Strategies")

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GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY INDIA INVESTMENT FUND, INC.

AS ADOPTED ON JULY 31, 2003
AND
AS AMENDED ON FEBRUARY 20, 2007, JUNE 17, 2010, JUNE 27 AND 28, 2012, AND MAY 22, 2013

10.  MISSION STATEMENT

The Governance Committee (the "Governance Committee") is a committee of the Board of Directors (referred to herein as the "Directors" and collectively, the "Board") of Morgan Stanley India Invesmtent Fund, Inc. (the "Fund"). The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and function as the Nominating Committee and Compensation Committee for purposes of Section 303A.04 and 303A.05 of the New York Stock Exchange Listed Company Manual and recommend candidates for nomination by the Independent Directors (as defined below); (2) appoint members of each standing committee and sub-committee of the Board; (3) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and Committee policies and procedures; and (4) oversee periodic evaluations of the Board and any Committees of the Board.

11.  COMPOSITION

The Governance Committee shall be comprised of two or more Directors of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee Chairperson shall also be designated by the full Board. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Governance Committee and shall engage in such other activities on behalf of the Governance Committee as shall be determined from time to time by the Governance Committee.

Each member of the Governance Committee shall be an independent director. A person shall be considered to be independent if he or she: (1) is independent as defined in Sections 303A.01 and 303A.02 of the New York Stock Exchange Listed Company Manual; (2) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"); and (3) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or their investment adviser or any affiliated person of the adviser, other than fees from the Fund for serving as a member of the Board or Committees of the Board. Such independent directors are referred to herein as the "Independent Directors."

12.  MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee may fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee, in its discretion, may request members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Governance Committee but no less frequently than quarterly. Members of the Governance Committee may participate in a meeting of the Governance Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

13. AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

14.  GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee.

a.  Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.  evaluate the suitability of potential director candidates proposed by Directors, shareholders or others;

ii.  recommend, for nomination by the Independent Directors, candidates for election as an Independent Director by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE") as applicable to the Fund; and

iii.  review the suitability for continued service as a director of each Independent Director when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Director should be re-nominated by the Independent Directors.

b.  Selection, Nomination of Committee Members

The Governance Committee shall appoint members of each standing committee and sub-committee of the Board, and shall appoint persons as chairperson and, if desired, deputy chairperson, of each such committee and sub-committee in consultation with the Board. Evaluation by the Governance Committee of a person as a potential committee or sub-committee member shall include the factors set forth above under "Board Candidates and Nominees," to the extent that such factors are applicable or relevant. An individual may be nominated to serve on more than one committee or sub-committee of the Board.

c.  Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.  monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)  director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX Act") and the rules thereunder, the 1940 Act, and the NYSE;

(2)  director duties and responsibilities;

(3)  director access to management, and, as necessary and appropriate, independent advisers; and

(4)  director orientation and continuing education;

ii.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX Act, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board; and

iii.  consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

d.  Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

15.  INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

16.  INTERIM ACTIONS BY THE GOVERNANCE COMMITTEE

From time to time, the Governance Committee may delegate to the Chairperson or other designated Governance Committee member the responsibility to act, on an interim basis between meetings of the Governance Committee or Board, on governance related matters, provided that the Governance

Committee or Board is not required by this Governance Committee Charter or law to take such actions. In addition, interim actions may be taken by written consent of the Governance Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Governance Committee.

17.  MINUTES OF MEETINGS; REPORTING TO THE BOARD

The Governance Committee shall cause to be made and kept minutes of its meetings. The Governance Committee shall report to the Board its activities, findings and recommendations.

18.  REVIEW OF GOVERNANCE COMMITTEE CHARTER

The Governance Committee shall review this Governance Committee Charter at least annually, and shall recommend any changes to the Board. This Governance Committee Charter may be amended only by the Board, with the approval of a majority of the Independent Directors.

[This page intentionally left blank]

MORGAN STANLEY INCOME SECURITIES INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON 6/17/14 Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 pm ET the night before the meeting or cutoff date.

To vote by Internet

1)    Go to website www.proxyvote.com.

2)    Follow the instructions provided on the website.

To vote by Telephone

1)    Call 1-800-454-8683.

2)    Follow the instructions.

To vote by Mail

1)    Check the appropriate boxes on the voting instruction form below.

2)    Sign and date the voting instruction form.

3)    Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:					M74593-P50726

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 17, 2014. The following material is available at www.proxyvote.com: Proxy Statement

The Board of Directors recommends that you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Three Directors	☐	☐	☐

Nominees:

	01) Frank L. Bowman			PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐
02) Michael Bozic
03) James F. Higgins

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Annual Meeting of Stockholders of the above-mentioned Fund will be held on June 17, 2014 at the principal offices of  the Fund, 522 Fifth Avenue, New York, New York 10036, to vote on the proposal set forth in the Notice of Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted "FOR" the Proposal.

NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]		Date

MORGAN STANLEY ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON 6/17/14 Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at  11:59 pm ET the night before the meeting or cutoff date.

To vote by Internet

1)    Go to website www.proxyvote.com.

2)    Follow the instructions provided on the website.

To vote by Telephone

1)    Call 1-800-454-8683.

2)    Follow the instructions.

To vote by Mail

1)    Check the appropriate boxes on the voting instruction form below.

2)    Sign and date the voting instruction form.

3)    Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:					M74594-P50726

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 17, 2014. The following material is available at www.proxyvote.com: Proxy Statement

The Board of Directors recommends that you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Three Directors	☐	☐	☐

Nominees:

	01) Kathleen A. Dennis			PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐
02) Joseph J. Kearns
03) Michael E. Nugent
04) Fergus Reid

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Annual Meeting of Stockholders of the above-mentioned Fund will be held on June 17, 2014 at the principal offices of the Fund, 522 Fifth Avenue, New York, New York 10036, to vote on the proposal set forth in the Notice of Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted "FOR" the Proposal.

NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]		Date

MORGAN STANLEY INDIA INVESTMENT FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON 6/17/14 Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at  11:59 pm ET the night before the meeting or cutoff date.

To vote by Internet

1)    Go to website www.proxyvote.com.

2)    Follow the instructions provided on the website.

To vote by Telephone

1)    Call 1-800-454-8683.

2)    Follow the instructions.

To vote by Mail

1)    Check the appropriate boxes on the voting instruction form below.

2)    Sign and date the voting instruction form.

3)    Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:					M74594-P50726

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 17, 2014. The following material is available at www.proxyvote.com: Proxy Statement

The Board of Directors recommends that you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Three Directors	☐	☐	☐

Nominees:

	01) Ravindranath Santosh Kumar Hazareesing			PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐
02) Mamode Izam Nathadkhan

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Annual Meeting of Stockholders of the above-mentioned Fund will be held on June 17, 2014 at the principal offices of the Fund, 522 Fifth Avenue, New York, New York 10036, to vote on the proposal set forth in the Notice of Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted "FOR" the Proposal.

NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]		Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Stockholder Meeting
522 Fifth Avenue
New York, NY 10036
on June 17, 2014

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INCOME SECURITIES INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2014

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Income Securities Inc. (the “Fund”)

The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Joanne Antico, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 10, 2014 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 17, 2014 at 9:50 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	INC_25390-A_041514

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 17, 2014.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-25390

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

1.	Election of Directors Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Frank L. Bowman 02. Michael Bozic 03. James F. Higgins	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

INC_25390-A_041514

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Stockholder Meeting
522 Fifth Avenue
New York, NY 10036
on June 17, 2014

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY ASIA-PACIFIC FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2014

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Joanne Antico, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 10, 2014 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 17, 2014 at 8:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	ASI_25390-B_041514

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Stockholder Meeting
522 Fifth Avenue
New York, NY 10036
on June 17, 2014

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY CHINA A SHARE FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2014

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley China A Share Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Joanne Antico, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 10, 2014 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 17, 2014 at 9:10 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	CHI_25390-C_041514

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Stockholder Meeting
522 Fifth Avenue
New York, NY 10036
on June 17, 2014

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY EASTERN EUROPE FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2014

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Eastern Europe Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Joanne Antico, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 10, 2014 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 17, 2014 at 10:10 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	EUR_25390-D_041514

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Stockholder Meeting
522 Fifth Avenue
New York, NY 10036
on June 17, 2014

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2014

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Joanne Antico, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 10, 2014 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 17, 2014 at 9:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	DEB_25390-E_041514

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Stockholder Meeting
522 Fifth Avenue
New York, NY 10036
on June 17, 2014

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2014

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Joanne Antico, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 10, 2014 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 17, 2014 at 9:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	DOM_25390-F_041514

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Stockholder Meeting
522 Fifth Avenue
New York, NY 10036
on June 17, 2014

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY EMERGING MARKETS FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2014

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Joanne Antico, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 10, 2014 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 17, 2014 at 9:50 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	EMF_25390-G_041514

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Stockholder Meeting
522 Fifth Avenue
New York, NY 10036
on June 17, 2014

Please detach at perforation before mailing.

PROXY	THE LATIN AMERICAN DISCOVERY FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2014

This proxy is solicited on behalf of the Board of Directors of The Latin American Discovery Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Joanne Antico, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 10, 2014 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 17, 2014 at 8:50 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	LAT_25390-H_041514

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Stockholder Meeting
522 Fifth Avenue
New York, NY 10036
on June 17, 2014

Please detach at perforation before mailing.

PROXY	THE TURKISH INVESTMENT FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2014

This proxy is solicited on behalf of the Board of Directors of The Turkish Investment Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Joanne Antico, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 10, 2014 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 17, 2014 at 10:10 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	TUR_25390-I_041514

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Stockholder Meeting
522 Fifth Avenue
New York, NY 10036
on June 17, 2014

Please detach at perforation before mailing.

PROXY	THE THAI FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2014

This proxy is solicited on behalf of the Board of Directors of The Thai Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Joanne Antico, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 10, 2014 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 17, 2014 at 8:50 a.m., New York Time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	THA_24570_041813

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 17, 2014.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-25390

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

1.	Election of Directors Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Kathleen A. Dennis 02. Joseph J. Kearns 03. Michael E. Nugent 04. Fergus Reid	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

25390_B-I_041514

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Stockholder Meeting
522 Fifth Avenue
New York, NY 10036
on June 17, 2014

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INDIA INVESTMENT FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2014

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley India Investment Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Joanne Antico, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 10, 2014 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 17, 2014 at 9:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	IND_25390-J_041514

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 17, 2014.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-25390

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

1.	Election of Directors Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Ravindranath Santosh Kumar Hazareesing 02. Mamode Izam Nathadkhan	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IND_25390-J_041514